KeyCorp Focused Forward Investor Meetings: February 2014 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE

This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) defaults by our loan counterparties or clients; (3) adverse changes in credit quality trends; (4) declining asset prices; (5) changes in local, regional and international business, economic or political conditions; (6) the extensive and increasing regulation of the U.S. financial services industry; (7) changes in accounting policies, rules and interpretations; (8) increasing capital and liquidity standards under applicable regulatory rules; (9) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (10) our ability to receive dividends from our subsidiary, KeyBank; (11) downgrades in our credit ratings or those of
KeyBank; (12) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (13)
operational or risk management failures by us or critical third-parties; (14) adverse judicial proceedings; (14) the occurrence of natural or man-
made disasters or conflicts or terrorist attacks; (15) a reversal of the U.S. economic recovery due to financial, political or other shocks; (16) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate; (17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2012 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” “cash efficiency ratio,” and “adjusted cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate
GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release. Reconciliations to the most comparable GAAP measures for 1Q13 and 2Q13 Non-GAAP financial measures are available in our second quarter 2013 earnings press release. All of the foregoing are accessible on Key’s website at www.key.com/ir.

Key is a strong company that is well-positioned
to leverage its distinctive capabilities
Key – An Overview
• 15
th
largest U.S. bank-based
financial services company
• Assets: $93 billion
• Deposits: $69 billion
• Market capitalization: $12 billion
• Strong footprint with 1,028
branches, over 1,300 ATMs
• Approximately 2 million customers
• Over 14,000 employees
Data as of December 31, 2013
Ranking based on asset size

Community Bank -
branch network
Corporate Bank – includes offices in
these states and all states with a
Community Bank presence
2013 Revenue
Community
Bank
53%
Corporate
Bank
38%
Other
9%

What We’ve Done Results
Delivering Results
Continuing to acquire and deepen relationships
Successful integration of acquisitions - performing
at or above plans
Achieved cost savings target with $241 million in
savings through Dec. 31, 2013
65% cash efficiency ratio in 4Q13, excluding
charges related to the efficiency initiative
(a)
Consolidated 8% of branches through 4Q13
Culture of continuous improvement
NCOs to average loans down to 27 bps in 4Q13
Peer leading capital position with one of the highest
payout ratios among peers
(b)
Executed strategies to drive organic growth
Invested in franchise
Improved efficiency and cost structure
Strengthened risk profile
Remained disciplined in executing
capital priorities

(a) Non-GAAP measure: see Appendix for reconciliation
(b) Payout based on 2013 CCAR submission and generally available industry data

Business Model: Aligned and Targeted
$3 $50 $1,500 $2,000
Commercial Client Revenue Size ($MM)
$25 $100 $250 $500
Community Bank
Corporate Bank
Targeted Industries

Loans
Equipment
finance
Deposits & payments
Wealth management &
private banking
Commercial mortgage
banking
Derivatives & foreign
exchange
Investment grade & high-
yield debt
Equity capital markets
Loan syndications
Equity research
Public finance
Consumer          Energy          Healthcare         Industrial Public Sector         Real Estate
Key’s Competitive Advantage
M&A /
financial sponsors /
leveraged finance
Traditional Bank Products
Capital Markets Capabilities
Local delivery of broad product set and industry expertise

Actively Managing Businesses
Consumer and commercial
payments
Digital: online and mobile
channels
Victory Capital
Management
Education and indirect
lending
Credit card
Western NY branch
acquisition
Commercial real estate
Key Merchant Services
Channel optimization
Key evaluates all of its businesses to maximize long-term value, aligning core businesses with core competencies

Bank of America / Berkadia
Invest
Acquire
Exit
Reinvent

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
(3) % – (5) %
1% – 2.5%
1% - 1.5%
(a)
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%

Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE
Low
single-digit
decline
year-over-
year
Continued cost savings enable investments and offset normal expense growth
2013 Reported
NIE
2013 Efficiency
Charges
2013 NIE Excl.
Charges
Cost Savings Operating Cost
Increase
Investments 2014 NIE
Outlook Excl.
Charges
2014 Efficiency
Charges
2014 NIE
Outlook

Supporting business activities with
technology development
Driving productivity through improved
talent management
Driving Productivity and Efficiency
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
Adding commercial and private bankers
in target markets
Enhancing online and mobile channels
Optimizing branch channel
Improving back and middle-office
processes
Enterprise
Adding senior bankers with industry
expertise and relationships
Strengthening commercial payment
product capabilities
Exiting international leasing originations
and reducing related cost structure
Variablizing cost through utilization of
third party processors
Reducing occupancy costs
Improving operational effectiveness
(Lean Six Sigma)

Disciplined Capital Management
1. Organic Growth
4. Opportunistic Growth
Disciplined capital management allows Key to execute on its strategic priorities and maximize shareholder value
Capital Priorities
2. Dividends
3. Share Repurchases
• Franchise investments to drive execution of relationship
strategy: product capabilities, client-facing personnel mix
• 10% increase in common share dividend in 2Q13
• Repurchased $474 million shares in 2013
• Acquisitions to strengthen business: commercial servicing, credit card and Western NY branches
76% total payout to shareholders in 2013

Progress on Targets for Success
Focus areas
Metrics
(a)
4Q13 3Q13 Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
84% 84% 90-100%
Maintaining
moderate risk
profile
NCOs to average loans .27% .28%
40-60 bps
Provision to average loans .14% .21%
Growing high
quality, diverse
revenue streams
Net interest margin 3.01% 3.11% >3.50%
Noninterest income
to total revenue
43% 44% >40%
Generating
positive operating
leverage
Adj. cash efficiency ratio
(ex. efficiency initiative
charges)
(c)
65% 64% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.08% 1.12% 1.00-1.25%

Continuing operations, unless otherwise noted (a)
Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation
(b)
(c)

Focused Forward
Positive
Operating
Leverage
Committed to improving returns by driving the business forward, with positive operating leverage and disciplined risk and capital management
• Improve productivity
• Deliver solid organic revenue growth
• Drive continuous improvement culture
Disciplined
Capital
Management
Effective Risk
Management
• Execute relationship strategy with focus on segments and sectors where we have expertise and presence
• Maintain discipline and commitment to core risk appetite and tolerances
• Prioritize organic business growth and return of capital to shareholders, consistent with capital priorities
• Purposeful approach to capital management that is shareholder-friendly
I
II
III

Financial Review 12

Grew commercial and consumer loans
Total average loans up 5% from 2012, driven by CF&A up 12%
Net interest income up 3% from prior year
Fifth straight year of growth for investment banking and debt placement fees
Benefitted from investments: cards and payments income up 20%; mortgage servicing revenue more than double prior year
Implemented $241 million in annualized savings
Optimized staffing; 2013 FTE down 5% from 2012
Consolidated 62 branches in 2013; 81 total, or approximately 8% of the franchise since the launch of our efficiency initiative
Improve
Efficiency
Repurchased $474 million of common shares in 2013; $99 million in 4Q13
2013 total shareholder payout of 76%
Committed to capital priorities: organic growth, dividends, repurchases, opportunistic growth
Optimize and
Grow
Revenue
Investor Highlights – 2013
Execution of strategy and differentiated business model driving results
Effectively
Manage
Capital

Financial Highlights
Metrics 4Q13 3Q13 2Q13 1Q13 4Q12
EPS – assuming dilution $  .26 $  .25 $  .21 $  .21 $  .20
Cash efficiency ratio (e) 67.4% 67.5% 69.1% 66.0% 69.0%
Adj. cash efficiency ratio (ex. initiative charges ) 65.1 63.6 65.4 64.5 67.5
Net interest margin (TE) 3.01 3.11 3.13 3.24 3.37
Return on average total assets 1.08 1.12 .95 .99 .96
Total loans and leases 3% 5% 7% 6% 7%
CF&A loans 8 11 14 16   21
Deposits (excl. foreign deposits) 8 5 8 7 7
Tier 1 common equity (d), (e) 11.2% 11.2% 11.2% 11.4% 11.4%
Tier 1 risk-based capital (d) 12.0 11.9 11.9 12.2 12.2
Tangible common equity to tangible assets (e) 9.8 9.9 10.0 10.2 10.2
NCOs to average loans .27% .28% .34% .38% .44%
NPLs to EOP portfolio loans .93 1.01 1.23 1.24 1.28
Allowance for loan losses to EOP loans 1.56 1.62 1.65 1.70 1.68
Financial
Performance
(a)
Balance
Sheet
Growth
(a), (b)
Capital
(c)
Asset
Quality
(a)
(e)
(f)

              TE = Taxable equivalent, EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
12-31-13 ratios are estimated
(e)
Non-GAAP measure: see Appendix for reconciliation; 2Q13 and 1Q13 reconciliations are available in our 2Q13 earnings press release, available on our website: www.key.com/ir
(f)
Efficiency initiative charges include pension settlement in 3Q13 and 4Q13

CF&A loans up 8%
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
60.0%
55.0%
50.0%
45.0%
40.0%
$22.4
$24.2
49.1%
49.3%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Total loans up 3%
Loans excluding exit portfolio up 5%
$60.0
$45.0
$30.0
$15.0
$0.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

4Q13 total average loans up 3% from the prior
year; up 5% excluding the exit portfolio
– Driven by CF&A up 8% in 4Q13 from 4Q12
Average loans up 1% unannualized from 3Q13 with
period-end loans up 2%
Total commitments up, with utilization relatively
stable
High quality new loan originations: consistent with
moderate risk profile
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
CF&A loans
Utilization rate
Average Loans
Exit Portfolios Home Equity & Other Total Commercial
$ in billions
$53.6
$51.9

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve, with
total deposit cost declining to 20 bps
Transaction deposit balances up 11% from 4Q12
Total CD maturities and average cost
– 2014 Q1: $1.6 billion at .65%
– 2014 Q2: $1.2 billion at 1.36%
– 2014 Q3: $1.0 billion at 1.62%
– 2014 Q4: $.6 billion at .86%
– 2015 and beyond: $1.9 billion at 1.75%
Average Deposits
(a)
$ in billions
(a) Excludes deposits in foreign office
(b) Transaction deposits include noninterest-bearing, and NOW and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$67.8
$63.1
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
.00%
.25%
.50%
.75%
1.00%
1.25%
.73%
.31%
.20%
.53%

Net Interest Income and Margin
TE = Taxable equivalent
Continuing Operations
Highlights
Net Interest Income (TE) & Net Interest Margin (TE) Trend
Net interest income up 1% from 3Q13
– Relatively stable excl. the impact of leveraged
lease terminations, which reduced net interest
income by $8 MM in 3Q13 and $2 MM in 4Q13
Net interest margin down 10 bps from prior quarter
– Result of higher levels of liquidity
– Larger than anticipated deposit inflows
Compared to prior year, net interest income and
margin were impacted by asset repricing, swap
terminations and leveraged lease terminations
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position through use of swaps
NIM Change (bps): vs. 3Q13
Increased liquidity (.11)
Loan yield and mix (.02)
Interest rate risk management / swaps (.02)
Leveraged lease terminations 4Q13 vs. 3Q13 .03
Deposit pricing / mix .02
Total Change (.10)
Net interest income (TE)
NIM (TE)
$ in millions
$607
$589
3.37%
3.01%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

Noninterest Income
TE = Taxable equivalent
Continuing Operations
Highlights Noninterest Income
Core fee income businesses showing strength
– Excl. gains from leveraged lease terminations
(a)
,
noninterest income is up 2% from prior year and up
3% from prior quarter
Benefitting from investments
– Five consecutive years of growth for investment
banking and debt placement
– Cards and payments income up 20% in 2013
– Mortgage servicing revenue more than double FY12
Investment Banking & Debt Placement Fees
4Q13
Noninterest Income Components
$ in millions
$ in millions
Leveraged lease termination gains TruPS gains
$453
$439
(b)
$150
$225
$300
$375
$450
$525
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$333
$-
$50
$100
$150
$200
$250
$300
$350
2008 2009 2010 2011 2012 2013
22%
18%
15%
9%
9%
5%
5%
17%
Trust & Investment Services
Investment Banking & Debt
Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other
(a)
Excludes gains resulting from the early termination of leveraged leases amounting to $23 MM in 3Q13 and $4 MM in 4Q13
(b)
Other includes corporate-owned life insurance, principal investing, etc.

Ex. efficiency initiative charges (c)
expenses down 4%

$ in millions

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
Noninterest Expense
(a) Non-GAAP measures: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
(c) Efficiency initiative charges includes pension settlement in 3Q13 and 4Q13
$712
$688
Efficiency Ratio
(a)
Adjusted cash efficiency ratio
(ex. efficiency initiative charges    )
Cash efficiency ratio
Near term target: 60% - 65% by 1Q14
(b)
$(24)
(c)
Efficiency initiative charges (c)
(c)
Expenses down 3% from prior year and 1% from
prior quarter
Compared to prior quarter, expenses impacted by:
– Lower efficiency initiative and pension settlement
charges (down $17 MM)
– Increased incentives and business services and
professional fees (up $11 MM)
Implemented $241 MM in annualized savings
– Efficiency charges of $24 MM in 4Q13
$450
$550
$650
$750
4Q13 Reported Efficiency Initiative
Charges
4Q13 Adjusted Expenses
60%
65%
70%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$400
$500
$600
$700
$800
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$712
$734

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 36% from 4Q12 to
$37MM, or 27 bps of average loans
4Q13 commercial loan net charge-offs were $2MM
or 2 bps of average loans
Gross charge-offs down $12MM or 15% from 3Q13
Net charge-offs expected to be at the lower end of
or below the targeted range
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$735
$531
(1.00)%
.00%
1.00%
2.00%
3.00%
$0
$40
$80
$120
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$58
$37
$57
$19
.44%
.27%
1.28%
.93%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
$0
$200
$400
$600
$800
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$888
132%
100%
120%
140%
160%
180%
$600
$700
$800
$900
$1,000
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$848
167%

Disciplined execution of capital plan
Repurchased $99 million in common shares
during 4Q13
Estimated Common Equity Tier 1 ratio under the
Regulatory Capital Rules of 10.6%
(a), (b)
Tier 1 Common Equity
(b), (c)
Tangible Common Equity to Tangible Assets
(b)
Strong Capital Ratios
Highlights
Book Value per Share
(a) Based upon December 31, 2013 pro forma analysis; see Appendix for further detail
(b) Non-GAAP measure: see Appendix for reconciliations
(c) 12-31-13 ratio is estimated
10.15%
9.80%
6.00%
8.00%
10.00%
12.00%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
11.36%
11.23%
6.00%
8.00%
10.00%
12.00%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
$10.78
$11.25
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
$11.50
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

2014 Outlook and Expectations
Loans
• Mid-single digit average balance growth
Net Interest
Income
• Relatively stable from 2013
Noninterest
Income
• Low single-digit growth compared to prior year
Expense
• Low single-digit percentage decline from 2013
Efficiency /
Productivity
• Positive operating leverage
Asset Quality
• At the lower-end or below targeted range of 40 – 60 bps of net charge-offs to average loans
Capital
• Remaining net share repurchase authority of approximately
$90 million for 2013 CCAR
• 2014 capital plan announcement expected in March

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%

23 Appendix

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed
CMOs: Fannie, Freddie & GNMA
– No private label MBS or financial paper
Average portfolio life at 12/31/13 of 3.6 years
compared to 3.8 years at 9/30/13
Securities cash flows of $.9 billion in 4Q13
and $1.3 billion in 3Q13
Yields on purchases were 78 bps lower than
4Q13 maturities
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$16.0
2.69%
$17.2
2.25%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
18% 18%
10%
15%
20%
25%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
4Q13 3Q13 2Q13 1Q13 4Q12
Delinquencies to EOP total loans: 30-89 days .58% .54% .47% .70% .80%
Delinquencies to EOP total loans: 90+ days .13 .17 .15 .16 .15
NPLs to EOP portfolio loans .93 1.01 1.23 1.24 1.28
NPAs to EOP portfolio loans + OREO + Other NPAs .97 1.08 1.30 1.34 1.39
Allowance for loan losses to period-end loans 1.56 1.62 1.65 1.70 1.68
Allowance for loan losses to NPLs 166.9 160.4 134.4 137.4 131.8
Continuing Operations
Continuing Operations
.80%
.58%
.15%
.13%
.00%
.25%
.50%
.75%
1.00%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
(8)%
(11)%
(16)%
(14)%
(12)%
(10)%
(8)%
(6)%
(4)%
(2)%
0%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
(d)
Allowance /
period-end
loans
(d)
(%)
Allowance /
NPLs
(%)
12/31/13 4Q13 4Q13 4Q13 12/31/13 12/31/13 12/31/13 12/31/13
Commercial, financial and agricultural
(a)
$   24,218 $              9 $                    77 1.45 470.13
Commercial real estate:
Commercial Mortgage 7,678 (5) (.26) 37 165 2.14 445.95
Construction 1,075 1 .37 14 32 2.93 228.57
Commercial lease financing 4,513 (3) (.26) 19 62 1.36 326.32
Real estate – residential mortgage 2,199 6 1.08 107 37 1.69 34.58
Home equity 10,653 13 .48 220 95 .89 43.18
Credit cards 701 5 2.83 4 34 4.71 850.00
Consumer other – Key Community Bank 1,446 5 1.37 3 29 2.00 966.67
Consumer other – Exit Portfolio 1,125 6 2.12 27 32 2.91 118.52
Continuing total
(e)
1.56 166.93
Discontinued operations 1.34 1.54 156.00
Consolidated total $            46 .32 1.56 166.42
Credit Quality by Portfolio
Credit Quality
$ in millions

$   54,457
$   24,963
$                  508 $             848
.15
7,720
1,093
4,551
2,187
10,674
722
1,449
1,098
4,497
$   58,954
$    53,608
$    58,271
$             362
4,663
$            37
9
.27
$             887
39
$                  533
25
(a) 12-31-13 ending loan balances include $94 million of commercial credit card balances; 12-31-13 average loan balances include $97 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 12-31-13 NPL amounts exclude $16 million of purchased credit impaired loans acquired in July 2012
(d)
12-31-13 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)
12-31-13 ending loan balances include purchased loans of $166 million of which $16 million were purchased credit impaired

Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Loans and lines
First lien $ $     68,571 766 67% .6% 43% 6% 4% 4% 43%
Second lien 47,518 761 76 3.3 27 6 4 4 59
Community Bank $ 57,833 764 71 1.8 35 6 4 4 51
Exit portfolio 22,728 729 80 31.1 - - - - 100
Total home equity portfolio $
Nonaccrual loans and lines
First lien $ $         57,353 713 73% .5% 3% 3% 3% 6% 85%
Second lien 47,112 710 78 3.1 1 2 2 3 92
Community Bank $ 51,893 712 76 1.5 2 3 2 4 89
Exit portfolio 23,647 704 79 30.6 - - - - 100
Total home equity nonaccruals $
Fourth quarter net charge-offs (NCOs)
Community Bank $ 1% 1% 3% 2% 93%
% of average loans %
Exit Portfolio $ - - - - 100
% of average loans %
(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 73%, which compares to 74% at the end of the third quarter 2013.
Home Equity Portfolio – 12/31/13
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 58% first lien position
– Average FICO score of 764
– Average LTV at origination: 71%
$3.9 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.8 billion are lines
$1.3 billion in lines outstanding (12% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

6,007
4,323
10,340
334
10,674
106
99
205
15
220
10
.38
3
3.47

Exit portfolio (excl. discontinued operations) decreased by 23%

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
12-31-13 9-30-13
12-31-13 vs.
9-30-13-
4Q13
(c)
3Q13
(c)
12-31-13 9-30-13
Residential properties – homebuilder $          20 $          26 $            (6) - - $           7           $
Marine and RV floor plan 24 25 (1) - - 6 6
Commercial lease financing (a) 782 796 (14) $        (2) $        (2) - 1
Total commercial loans 826 847 (21) (2) (2) 13 15
Home equity – Other 334 353 (19) 3 2 16 14
Marine 1,028 1,083 (55) 5 1 26 25
RV and other consumer 70 71 (1) 1 - 1 2
Total consumer loans 1,432 1,507 (75) 9 3 43 41
Total exit loans in loan portfolio $     2,258 $     2,354 $          (96) $         7 $         1 $         56          $
Discontinued operations – education lending
business (not included in exit loans above) (b)
$    4,497 $    4,738 $        (241) $         9 $         9 $         25          $
$ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; and
(3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and (4) qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

$2,933
$2,258
$0
$1,000
$2,000
$3,000
$4,000
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
8

23

Three months ended
12-31-13 9-30-13 12-31-12
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,303 $ 10,206 $ 10,271
Intangible assets (b) 1,014 1,017 1,027
Preferred Stock, Series A (c) 282 282 291
Tangible common equity (non-GAAP)  $ 9,007 $ 8,907 $ 8,953
Total assets (GAAP) $ 92,934 $ 90,708 $ 89,236
Intangible assets (b) 1,014 1,017 1,027
Tangible assets (non-GAAP) $ 91,920 $ 89,691 $ 88,209
Tangible common equity to tangible assets ratio (non-GAAP) 9.80% 9.93% 10.15%
Tier 1 common equity at period end
Key shareholders' equity (GAAP) $ 10,303 $ 10,206 $ 10,271
Qualifying capital securities 339 340 339
Goodwill 979 979 979
Accumulated other comprehensive income (loss) (d) (394) (409) (172)
Other assets
(e)
91 96 114
Total Tier 1 capital (regulatory) 9,966 9,880 9,689
Qualifying capital securities 339 340 339
Preferred Stock, Series A (c) 282 282 291
Total Tier 1 common equity (non-GAAP)  $ 9,345 $ 9,258 $ 9,059
Net risk-weighted assets (regulatory) (e), (f) $ 83,251 $ 82,913 $ 79,734
Tier 1 common equity ratio (non-GAAP) (f) 11.23% 11.17% 11.36%
Pre-provision net revenue
Net interest income (GAAP) $ 583 $ 578 $ 601
Taxable-equivalent adjustment 6 6 6
Noninterest income (GAAP) 453 459 439
Noninterest expense (GAAP) 712 716 734
Pre-provision net revenue from continuing operations (non-GAAP) $ 330 $ 327 $ 312
GAAP to Non-GAAP Reconciliation
(a)
$ in millions

Less:
Less:
Less:
Less:
Plus:
Less:
(a) 2Q13 and 1Q13 reconciliations available in our 2Q13 earnings press release, available on our website: www.key.com/ir
(b) Three months ended December 31, 2013, September 30, 2013, and December 31, 2012 exclude $92 million, $99 million, and $123 million, respectively, of period end purchased credit card receivable intangible assets
(c) Net of capital surplus for the three months ended December 31, 2013 and September 30, 2013
(d) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
(e) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at 12-31-13, 9-30-13, and 12-31-12
(f) 12-31-13 amount is estimated

GAAP to Non-GAAP Reconciliation
(a)
(continued)
$ in millions
Three months ended
12-31-13 9-30-13 12-31-12
Average tangible common equity
Average Key shareholders' equity (GAAP) $ 10,272 $ 10,237 $ 10,261
Intangible assets (average)
(b)
1,016 1,019 1,030
Preferred Stock, Series A (average) 291 291 291
Average tangible common equity (non-GAAP) $ 8,965 $ 8,927 $ 8,940
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 229 $ 229 $ 190
Average tangible common equity (non-GAAP) 8,965 8,927 8,940
Return on average tangible common equity from continuing operations (non-GAAP) 10.13% 10.18% 8.45%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 224 $ 266 $ 197
Average tangible common equity (non-GAAP) 8,965 8,927 8,940
Return on average tangible common equity consolidated (non-GAAP) 9.91% 11.82% 8.77%
Cash efficiency ratio
Noninterest expense (GAAP) $ 712 $ 716 $ 734
Intangible asset amortization on credit cards (GAAP) 7 8 8
Other intangible asset amortization (GAAP) 3 4 4
Adjusted noninterest expense (non-GAAP) $ 702 $ 704 $ 722
Net interest income (GAAP) $ 583 $ 578 $ 601
Taxable-equivalent adjustment 6 6 6
Noninterest income (GAAP) 453 459 439
Total taxable-equivalent revenue (non-GAAP) $ 1,042 $ 1,043 $ 1,046
Cash efficiency ratio (non-GAAP) 67.4% 67.5% 69.0%
Adjusted cash efficiency ratio
Adjusted noninterest expense (non-GAAP) $ 702 $ 704 $ 722
Efficiency initiative and pension settlement charges (non-GAAP) 24 41 16
Net adjusted noninterest expense (non-GAAP) $ 678 $ 663 $ 706
Total taxable-equivalent revenue (non-GAAP) $ 1,042 $ 1,043 $ 1,046
Adjusted cash efficiency ratio (non-GAAP) 65.1% 63.6% 67.5%

Less:
Less:
Less:
Plus:
(a)
2Q13 and 1Q13 reconciliations available in our 2Q13 earnings press release, available on our website: www.key.com/ir
(b) Three months ended December 31, 2013, September 30, 2013, and December 31, 2012  exclude $96 million, $103 million and $126 million, respectively, of average ending purchased credit card receivable intangible assets

Common Equity Tier 1 Under the Regulatory Capital Rules
(estimated)
(a)
KeyCorp & Subsidiaries
$ in billions
Quarter ended
Dec. 31, 2013
Tier 1 common equity under current regulatory rules $
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules (c) $
Total risk-weighted assets under current regulatory rules $
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year
Past Due Loans
Mortgage servicing assets (d)
Deferred tax assets (d)
Other
Total risk-weighted assets anticipated under the Regulatory Capital Rules $
Common Equity Tier 1 ratio under the Regulatory Capital Rules %
Table may not foot due to rounding

(.1)
.9
.2
.6
.2
1.5
10.6
9.3
9.2
83.3
86.7
(a)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards as well as the deductible portion of purchased credit card receivables
(c)
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%